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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

December 13, 2010
Date of Report (Date of earliest event reported)

HCP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State of Incorporation)	001-08895 (Commission File Number)	33-0091377 (IRS Employer Identification Number)

3760 Kilroy Airport Way
Suite 300
Long Beach, California 90806
(Address of principal executive offices) (Zip Code)

(562) 733-5100
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

        As reported on its current report on Form 8-K filed on December 14, 2010, HCP, Inc. ("HCP") has signed a definitive purchase agreement, dated as of December 13, 2010, to acquire all of the outstanding interests in HCR Properties, LLC ("HCR ManorCare PropCo"), which owns substantially all of the post-acute, skilled nursing and assisted living facilities of HCR ManorCare, Inc. (with respect to the acquisition, the "HCR ManorCare Facilities Acquisition"). Also, on December 10, 2010, HCP signed a definitive agreement to acquire the remaining 65% interest in HCP Ventures II, a joint venture that owns 25 senior housing facilities (the "HCP Ventures II Purchase"). Upon the closing of the HCP Ventures II Purchase, HCP will become the sole owner of these facilities.

        HCP is filing this current report on Form 8-K to provide certain financial information with respect to the proposed HCR ManorCare Facilities Acquisition and HCP Ventures II Purchase. Specifically, this current report on Form 8-K provides: (1) HCP's unaudited pro forma condensed consolidated financial statements relating to the proposed HCR ManorCare Facilities Acquisition and HCP Ventures II Purchase, attached hereto as Exhibit 99.1; (2) HCR ManorCare PropCo's audited financial statements for the nine months ended September 30, 2010 and the two years ended December 31, 2009 and 2008, attached hereto as Exhibit 99.2; and (3) HCR ManorCare PropCo's unaudited financial statements for the three and nine months ended September 30, 2010 and 2009, attached hereto as Exhibit 99.3. The information in Exhibits 99.2 and 99.3 was provided by HCR ManorCare, Inc. The information in Exhibits 99.1, 99.2 and 99.3 is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits. The following exhibits are being filed herewith:

No.	Description
23.1	Consent of Ernst and Young LLP
99.1	HCP Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2010 and for the year ended December 31, 2009 and the nine months ended September 30, 2010
99.2
HCR ManorCare PropCo Financial Statements as of September 30, 2010 and December 31, 2009 and 2008 and for the nine-month period ended September 30, 2010 and the two years in the period ended December 31, 2009
99.3	HCR ManorCare PropCo Financial Statements as of September 30, 2010 and December 31, 2009 and for the three and nine months ended September 30, 2010 and 2009

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2010

HCP, Inc.
By:	/s/ THOMAS M. HERZOG
Thomas M. Herzog, Executive Vice President—Chief Financial Officer

 EXHIBIT INDEX

No.	Description
23.1	Consent of Ernst and Young LLP
99.1	HCP Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2010 and for the year ended December 31, 2009 and the nine months ended September 30, 2010
99.2
HCR ManorCare PropCo Financial Statements as of September 30, 2010 and December 31, 2009 and 2008 and for the nine-month period ended September 30, 2010 and the two years in the period ended December 31, 2009
99.3	HCR ManorCare PropCo Financial Statements as of September 30, 2010 and December 31, 2009 and for the three and nine months ended September 30, 2010 and 2009

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX